UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2023

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd, Suite 350, San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	VKTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2023, the Board of Directors (the “Board”) of Viking Therapeutics, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s amended and restated bylaws (as so amended and restated, the “Amended and Restated Bylaws”), effective as of such date.

The amendments effected by the Amended and Restated Bylaws address the universal proxy rules promulgated by the U.S. Securities and Exchange Commission, as set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The amendments require any stockholder providing advance notice of director nominations to comply with Rule 14a-19 of the 1934 Act, including applicable notice and solicitation requirements. The Company shall disregard such nominations if the stockholder fails to timely provide reasonable evidence of its compliance with Rule 14a-19 of the 1934 Act.

The amendments also enhance disclosure requirements and procedural mechanics in connection with director nominations and business proposals by stockholders (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 of the 1934 Act). The amendments require, among other information, additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies. Further, the Board may require any nominee to submit to interviews with the Board. In addition, any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board.

The amendments also eliminate the requirement that the Company make a stockholder list available during a meeting of stockholders, consistent with recent amendments to the General Corporation Law of the State of Delaware, and make various other conforming, technical and non-substantive changes.

The foregoing description of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Viking Therapeutics, Inc., effective as of May 9, 2023.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Therapeutics, Inc.

Date: May 11, 2023	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)